NETTAXI.COM

Online  Advertising  Insertion  Order
Contact:  Dave  Schlenz
Phone: 408-879-9880  x106  Fax: 408-879-9907
dws@nettaxi.com
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Insertion Order / PO # Verbal - Dave                          Date:  04-03-2000

To  the  Creator  of:                    NETTAXI.COM

Please place the advertising of:         HEARME.COM

Package/Rotation/IMP:                    RUN  OF  SITE  (468X60)
                                         RUN  OF  SITE  (120X60)

FLIGHT  DATES:                           04-03/06  30

TOTAL  IMPRESSIONS:                      13,166,667  Million
                                         3  Million  (APR  468x60)
                                         1,388,889  Million  (APR  120x60)
                                         3  Million  (MAY  468x60)
                                         1,388,889  Million  (MAY  120x60)
                                         3  Million  (JUN  468x60)
                                         1,388,889  Million  (JUN  120x60)

GROSS  RATE:                             $25.00  CPM  468
                                         $18.00  CPM  120x60

TOTAL  ORDER:                            $300,000.00  -  BARTER
                                               $225,000  468x60
                                               $75,000   120x60

CREATIVE  SIZE:                          468x60  Banner/120x60  Button

MATERIAL  INSTRUCTIONS:                  Send all creative to dws@nettaxi.com
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BILLING  INSTRUCTIONS:                   Please  send  invoice  to:

                                         HEARME.COM
                                         c/o  Jeremy  Raymer
                                         655  Clyde  Ave.
                                         Mountain  View,  CA  94043

                                         650-429-3696
                                         650-429-3911
                                         e-mail  -  Jeremy@mplayer.com
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Nettaxi  Representative:                 Dave  Schlenz              Date:
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Advertiser Authorized Signature:         /s/Jeremy Raymer           Date: 4-6-00
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